American Beacon DoubleLine Floating Rate Income Fund

(formerly, American Beacon FEAC Floating Rate Income Fund)

Supplement dated June 20, 2025 to the Prospectus and Summary Prospectus,

each dated January 1, 2025

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, First Eagle Alternative Credit, LLC (“FEAC”), and the Trust, on behalf of the American Beacon FEAC Floating Rate Income Fund (the “Fund”), effective as of the close of business on June 20, 2025, and (ii) a new investment advisory agreement among AmBeacon, DoubleLine Capital LP (“DoubleLine Capital” or the “Sub-Advisor”) and the Trust, on behalf of the Fund, effective as of the close of business on June 20, 2025. In connection with these approvals, the Board also approved changing the Fund’s name from the American Beacon FEAC Floating Rate Income Fund to the American Beacon DoubleLine Floating Rate Income Fund. Accordingly, effective as of the close of business on June 20, 2025, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	The name of the Fund is changed to American Beacon DoubleLine Floating Rate Income Fund, and all references to American Beacon FEAC Floating Rate Income Fund are deleted and replaced with American Beacon DoubleLine Floating Rate Income Fund.

II.	All references and information relating to First Eagle Alternative Credit, LLC or FEAC are deleted.
III.	On page 2 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon FEAC Floating Rate Income Fund - Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing floating-rate loans, other income-producing floating-rate debt securities and exchange-traded funds (“ETFs”) that invest in such instruments.

Floating-rate loans and other floating-rate debt securities (collectively, “floating-rate investments”) pay income in the form of interest that is payable at variable (i.e., floating) rates, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate, such as the Secured Overnight Financing Rate (“SOFR”), among others, plus a premium. The Fund considers any security or instrument to be a floating-rate investment if it has a maturity of six months or less even if it pays a rate of interest that does not reset or adjust prior to maturity.

Floating-rate investments include, without limitation, bank loans, including assignments and participations; floating-rate debt securities; inflation-indexed securities; certain mortgage- and asset-backed securities, and collateralized bond obligations (“CBOs”), collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”), and real estate mortgage investment conduits (“REMICs”), backed by floating-rate instruments or structured as floating-rate investments and having, in the judgment of DoubleLine Capital LP (“DoubleLine Capital” or the “Sub-Advisor”), characteristics similar to those of other floating-rate investments; adjustable rate mortgages; floaters; inverse floaters; money market securities of all types; repurchase agreements; debentures, shares of money market and short-term bond funds; and other floating-rate loans of any kind (including, among others, subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans and revolving credit facilities). The Fund may invest in obligations of any maturity, and to a lesser extent, the Fund may invest in fixed-rate instruments as well. The Fund may invest in foreign investments, including obligations of issuers in emerging markets, without limit. The Fund may invest in floating-rate obligations considered “covenant-lite” based on the types of lender protections and borrower obligations in the loan agreements. To obtain exposure to eligible instruments, the Fund may invest in one or more ETFs that invest in such instruments. A significant portion of the Fund’s investments may be unregistered, restricted as to their resale, and may trade in decentralized markets. DoubleLine Capital monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk.

A floating-rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. Such loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. Floating-rate loans are generally senior in the borrowing companies’ capital structures and are typically wholly or partially secured by assets of the borrowing company, although the Fund may also invest in obligations that are unsecured.

DoubleLine Capital considers a wide variety of factors in purchasing and selling investments for the Fund, including, without limitation, the liquidity of the investment, fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer’s management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer. DoubleLine Capital may also consider available credit ratings in making investment decisions, although the portfolio managers typically perform their own investment analysis and generally do not rely upon the independent credit rating agencies in making investment decisions.

The Fund may invest in securities or instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will have below investment-grade credit ratings (commonly referred to as “high yield” or “junk” quality obligations) or may be unrated but deemed by the Sub-Advisor to be of equivalent quality. Credit investments rated below investment grade are generally regarded as having speculative characteristics and entail high risk with respect to the issuer’s capacity to pay interest and repay principal. The Fund may hold instruments issued by stressed, distressed, and defaulted issuers, including issuers involved in bankruptcy proceedings, reorganizations, financial restructurings, rescue financing, or otherwise experiencing financial hardship.

The Fund’s investments may include loans issued in an offering that has been oversubscribed, and the Fund may be able to sell such investments at a gain shortly after those investments are made. If the Fund seeks to take advantage of such opportunities, it may lead to higher levels of portfolio turnover, increased transaction costs and greater amounts of taxable distributions to shareholders. There can be no assurance that the Sub-Advisor will be able to identify such opportunities successfully or sell any investments at a gain.

DoubleLine Capital generally sells an investment when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe, including when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual investment has reached the portfolio managers’ sell target. Proceeds from the sale of a loan may not be available to the Fund for a substantial period of time after the sale. As a result, it is possible that, during a period of substantial shareholder redemptions, proceeds from sales of loans by the Fund will not be available to the Fund on a timely basis for payment to redeeming shareholders. The Fund might, as a result, incur significant borrowing or other expenses, be forced to sell other securities with shorter settlement periods at unfavorable times or prices, or be forced to delay payment of redemption proceeds beyond the customary period, to the extent permissible under applicable regulations. The Fund may have significant exposure to the Financials sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. Any such instruments held by the Fund for cash management or defensive investing purposes can fluctuate in value.

IV.	On page 3 of the Prospectus and page 3 of the Summary Prospectus, in the “Fund Summary – American Beacon FEAC Floating Rate Income Fund – Principal Risks” section, the following risk is deleted in its entirety:

Environmental, Social, and/or Governance Investing Risk

V.	On pages 2-7 of the Prospectus and pages 3-6 of the Summary Prospectus, in the “Fund Summary – American Beacon FEAC Floating Rate Income Fund – Principal Risks” section, the following risks are hereby added in alphabetical order, as appropriate:

Asset-Backed Securities Risk

Investments in asset-backed securities are influenced by factors affecting the assets underlying the securities, including the broader market sector and individual markets, such as the auto markets. These securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in asset-backed securities also are subject to risks of fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A

FFRI-20250620-PRO

decline in the credit quality of the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Asset Selection Risk

Assets selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Collateralized Debt Obligations (“CDO”) Risk

The risks of an investment in a CDO, including a CBO or CLO, depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs maybe illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Confidential Information Access Risk

In managing the Fund or other client assets, the Manager or Sub-Advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, loans, high yield bonds and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Pursuant to applicable policies and procedures, the Manager or Sub-Advisor may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund.

Currency Risk

The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Debtor-in-Possession (“DIP”) Financing, Rescue Financing, and Exit Financing Risk

The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

The Fund may invest in exit financing, also known as an exit facility, which is the financing provided to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code to allow them to emerge from bankruptcy. The Fund may also invest in obligations of companies receiving rescue financing to address liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings.

Defaulted Securities Risk

There is a significant risk related to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

FFRI-20250620-PRO

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Event-Driven Investing Risk

Although the Fund’s use of event-driven strategies may result in significant income and returns for the Fund, they involve a substantial degree of risk. This requires the Sub-Advisor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Inflation Index-Linked Securities Risk

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities.

Leverage Risk

The Fund’s investments may have the economic effect of financial leverage. Financial leverage magnifies the Fund’s exposure to the movements in prices of an asset or class of assets underlying an instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value (“NAV”) per share to be volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Litigation, Bankruptcy and Other Proceedings Risk

Investments in stressed, distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, a creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If the Fund, the Manager or the Sub-Advisor were to be found to have interfered with the affairs of a company in which the Fund

FFRI-20250620-PRO

holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund could be held liable for damages to injured parties or a bankruptcy court. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

Mortgage-Backed and Mortgage-Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

•	Adjustable Rate Mortgages (“ARMs”) Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.
•	Collateralized Mortgage Obligations (“CMOs”) Risk. CMOs, including real estate mortgage investment conduits (“REMICs”), may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Repurchase Agreement Risk

The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

Sector Risk

When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•	Financials Sector Risk. Companies in the Financials sector are subject to extensive governmental regulation and intervention, which may result in financial penalties and limits on the scope of their activities, the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The impact of recent or future regulation on the Financials sector, including more stringent capital requirements, cannot be predicted. In addition, fiscal, regulatory and monetary policies, economic conditions, interest rate changes, credit rating downgrades, and decreased liquidity in the credit markets may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets,

FFRI-20250620-PRO

thereby affecting a wide range of companies in the Financials sector. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which also may negatively impact the Fund.

o	Financial Services Companies Risk. To the extent the Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Stressed, Distressed, and Defaulted Securities Risk

The Fund may invest in the debt securities of financially stressed or distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Structured Products and Structured Notes Risk

The risk that an investment in a structured product, which includes, among other things, collateralized debt obligations, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

VI.	On page 8 of the Prospectus and page 7 of the Summary Prospectus, the “Fund Summary – American Beacon FEAC Floating Rate Income Fund – Management – Sub-Advisor” section is deleted in its entirety and replaced with the following:

The Fund’s investment Sub-Advisor is DoubleLine Capital LP.

VII.	On page 8 of the Prospectus and Summary Prospectus, the “Fund Summary – American Beacon FEAC Floating Rate Income Fund – Portfolio Managers” section is deleted in its entirety and replaced with the following:

DoubleLine Capital LP	Robert Cohen Director of Global Developed Credit at DoubleLine Capital Portfolio Manager Since June 2025	Philip Kenney Portfolio Manager at DoubleLine Capital Portfolio Manager Since June 2025

FFRI-20250620-PRO

VIII.	On page 9 of the Prospectus, under the heading “Additional Information About the Fund - Additional Information About the Management of the Fund,” the second paragraph is deleted and replaced with the following:

The assets of the Fund (other than short-term investments) are currently allocated by the Manager to one Sub-Advisor, DoubleLine Capital LP (“DoubleLine Capital”). DoubleLine Capital has full discretion to purchase and sell securities for the Fund assets allocated to it in accordance with the Fund’s objective, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the Sub-Advisor but does not reassess individual security selections made by the Sub-Advisor for the Fund.

IX.	On page 9-11 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Investments” section, the following are added in alphabetical order, as appropriate:

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include loans, receivables or other assets, such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. The Fund, the Manager, and the Sub-Advisor do not select the loans or other assets that collateralize each pool. Asset-backed securities are “pass through” securities, meaning that the principal and interest payment made by the borrower on the underlying assets are passed through to the asset-backed securities holder. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Therefore, if the assets or sources of funds available to the issuer are insufficient for the issuer to meet its payment obligations, the Fund will incur losses.

Collateralized Debt Obligations (“CDOs”)

CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The Fund may invest in CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, DoubleLine Capital or related parties of DoubleLine Capital. Such investments may include investments in debt or equity interests issued by the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Currencies
The Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to shift exposure to foreign currency fluctuations from one country to another.

Debtor in Possession, Rescue, and Exit Financings

The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered assets (i.e., assets not subject to other creditors’ claims).

FFRI-20250620-PRO

The Fund may invest in rescue financing which is provided to issuers that are experiencing, or are expected to experience, severe financial difficulties, such as liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. Such issuers may not be able to access alternative sources of funding, such as bank loans.

The Fund may also invest in exit financing, also known as exit facility. Exit financing is the financing provided to issuers seeking the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code to allow them to emerge from bankruptcy. The availability of adequate exit financing for an issuer may be a condition to the confirmation of a plan of reorganization. Such reorganized issuers will use exit financing in order to pay the claims of creditors under the plan of reorganization and to fund their operations after bankruptcy.

Event-Driven Investing

The Fund may invest in companies in expectation of a specific event or catalyst, such as announced or anticipated mergers and acquisitions, tender offers, restructurings, reorganizations, spin-offs/split-offs, asset sales, liquidations, bankruptcies, public offerings, rights issues, legal or regulatory changes, or any other events that may be expected to impact the value of a company’s securities. These events may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a bankruptcy filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. The consummation of such events or transactions can be prevented or delayed by a variety of factors, including: (i) intervention of a federal or state regulatory agency; (ii) compliance with any applicable federal or state securities laws; (iii) market conditions resulting in material changes in securities prices; (iv) inability to obtain adequate financing; and (v) in the case of mergers or tender and exchange offers, opposition of the management or stockholders of the target company, which will often result in litigation to prevent the proposed transaction.

[Fixed-Income Instruments]

•	Inflation Index-Linked Securities. Inflation index-linked securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to increase and decrease with changes in official inflation rates. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments.

Mortgage-Backed and Mortgage-Related Securities

Mortgage-backed securities are mortgage-related securities that may be issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), Export-Import Bank of the United States (“ExImBank”) and the Tennessee Valley Authority,, government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”,) as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the Fund. The types of mortgage-backed and mortgage-related securities that the Fund may invest in include:

•	Adjustable Rate Mortgages. Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

FFRI-20250620-PRO

•	CMOs and REMICs. CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds would initially receive all principal payments. When that tranche of bonds is retired, the subsequent tranches specified in the CMO prospectus receive all of the principal payments until they are retired. The sequential retirement of tranches continues until the last tranche is retired. CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating-rate CMO tranches. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.

CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac and their income streams. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided.

A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or trust. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid. The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

Stressed, Distressed and Defaulted Securities

Stressed, distressed or defaulted securities generally include securities of issuers that are financially troubled or are the subject of bankruptcy proceedings, on which the issuer is not currently making interest or principal payments (i.e., in default) or at risk of being in default, or rated in the lowest rating category by a credit rating agency.

X.	On page 13 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risks are deleted in their entirety:

Environmental, Social, and/or Governance Investing Risk

XI.	On pages 11-18 of the Prospectus, in the “Additional Information About the Fund – Additional Information About Risks” section, the following risks are hereby added, in alphabetical order as appropriate:

Asset-Backed Securities Risk

Investments in asset-backed securities are influenced by the factors affecting the assets underlying the securities, including the broader market sector and individual markets. Investments in asset-backed securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment

FFRI-20250620-PRO

and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities may be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. Asset-backed securities are also subject to the risk of a default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of asset-backed securities may not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their loans. A decreased rate of prepayments may lengthen the expected maturity and duration of asset-backed securities, which, in turn, can make these securities more sensitive to changes in interest rates. Therefore, the prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses.

The Fund’s investments in asset-backed securities are subject to risks associated with the nature of the assets and the servicing of those assets. Certain asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. If a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities, and the Fund may suffer losses as a result. As such, a decline in the credit quality of and defaults by the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. There may be a limited secondary market for certain asset-backed securities, which may make it difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Asset Selection Risk

Assets selected for the Fund may not perform to expectations. Judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Collateralized Debt Obligations (“CDOs”) Risk

CDOs are a type of asset-backed security, and include collateralized bond obligations (“CBOs”), CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from

FFRI-20250620-PRO

collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issue of unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations.

Confidential Information Access Risk

In managing the Fund or other client assets, the Manager or Sub-Advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, loans, high-yield bonds and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide the Manager or Sub-Advisor with financial information and related documentation regarding the issuer that is not publicly available. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable, potentially for a substantial period of time, to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Pursuant to applicable policies and procedures, the Manager or Sub-Advisor may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund. Further, the Manager’s or Sub-Advisor’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available confidential information. The Manager or Sub-Advisor may also determine to receive such confidential information in certain circumstances under its applicable policies and procedures.

Currency Risk

The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Debtor-in-Possession (“DIP”) Financing, Rescue Financing, and Exit Financing Risk

The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor ‘s encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

The Fund may invest in exit financing, also known as an exit facility, which is the financing provided to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code to allow them to emerge from bankruptcy. The Fund may also invest in obligations of companies receiving rescue financing to address liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings.

Defaulted Securities Risk

There is a significant risk related to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Such investments entail high risk and have speculative characteristics.

FFRI-20250620-PRO

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the Sub-Advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objective and performance.

Event-Driven Investing Risk

Although the Fund’s use of event-driven strategies may result in significant income and returns for the Fund, they involve a substantial degree of risk. This requires the Sub-Advisor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities.

Any of the transactions mentioned above may not be completed as anticipated, may take an excessive amount of time to be completed, may not have the effect foreseen, or may be completed on different terms than anticipated, in which case losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Sub-Advisor had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Inflation Index-Linked Securities Risk

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. Deflation risk is the opposite of inflation risk, and is the risk that the prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities. Any increase in the principal amount of an inflation index-linked security will be taxable as ordinary income, even though the Fund will not receive the increased principal until maturity.

Leverage Risk

The Fund’s investments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying an instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the

FFRI-20250620-PRO

instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful.

Litigation, Bankruptcy and Other Proceedings Risk

Investments in stressed, distressed or bankrupt companies include a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court (if applicable), and becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund, the Manager or the Sub-Advisor is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common stockholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund’s securities.

Mortgage-Backed and Mortgage-Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the assets underlying the securities or the housing market in general. Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and mortgage-related securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and mortgage-related securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and mortgage-

FFRI-20250620-PRO

related securities. Therefore, the prices of mortgage-backed and mortgage-related securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

•	Adjustable Rate Mortgages (“ARMs”) Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value. Most ARMs generally have annual reset limits or “caps,” for example of 100 to 200 basis points. Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, the coupon rates may readjust downward, and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.
•	Collateralized Mortgage Obligation (“CMOs”) Risk. Investments in CMOs, including real estate mortgage investment conduits (“REMICs”), are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk, and may be highly sensitive to changes in interest rates. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, and the Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Repurchase Agreement Risk

The use of repurchase agreements involves counterparty risk and credit risk. Repurchase agreements may exhibit the economic characteristics of loans by the Fund. The obligations of a seller under the repurchase agreement are not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund permits various forms of securities as collateral with values that fluctuate and that are not issued or guaranteed by the U.S. government. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including: (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. There also are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

FFRI-20250620-PRO

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•	Financials Sector Risk. Companies in the Financials sector are subject to extensive governmental regulation and intervention, which may result in financial penalties and limits on the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain, and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the Financials sector, including effects not intended by such regulation. The impact of recent or future regulation, including more stringent capital requirements, cannot be predicted. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly. In addition, fiscal, regulatory and monetary policies, economic conditions, interest rate changes, loan losses, credit rating downgrades, and decreased liquidity in the credit markets may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets, thereby affecting a wide range of financial institutions and markets.

Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Companies in the Financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. In addition, financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

o	Financial Services Company Risk. To the extent the Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition, among other factors. The value of the Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Stressed, Distressed, and Defaulted Securities Risk

The Fund may invest in the debt securities of financially stressed or distressed issuers, which are companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover,

FFRI-20250620-PRO

any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Advisor’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other stressed or distressed asset-based investments require active monitoring.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating-rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

FFRI-20250620-PRO

The Sub-Advisor manages a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Sub-Advisor’s clients or strategies. For example, the Sub-Advisor may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients.

XII.	On pages 19-20 of the Prospectus, under the heading “Fund Management - The Sub-Advisor,” the section regarding FEAC is deleted and replaced with the following:

DoubleLine Capital LP (“DoubleLine Capital”) 2002 N. Tampa Street, Suite 200, Tampa, FL 33602, is a registered investment advisor and serves as the Sub-Advisor to the Fund effective as of the close of business on June 20, 2025. DoubleLine Capital was organized in 2009 as a Delaware limited liability company and was converted into a Delaware limited partnership on December 23, 2009. As of March 31, 2025, DoubleLine Capital had approximately $92.7 billion in assets under management.

Robert Cohen

Mr. Cohen was named as DoubleLine Capital’s Director of Global Developed Credit in September 2016. He has been a Portfolio Manager of DoubleLine Capital since July 2012. Prior to DoubleLine Capital, he was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.

Philip Kenney Mr. Kenney joined DoubleLine Capital’s Global Developed Credit Group in 2013 and has been a Portfolio Manager since 2018. Prior to joining the firm, he worked at Crescent Capital as an investment analyst with a focus on high yield bonds and leveraged loans.

********************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FFRI-20250620-PRO

American Beacon DoubleLine Floating Rate Income Fund

(formerly, American Beacon FEAC Floating Rate Income Fund)

Supplement dated June 20, 2025 to the Statement of Additional Information

dated January 1, 2025

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, First Eagle Alternative Credit, LLC (“FEAC”), and the Trust, on behalf of the American Beacon FEAC Floating Rate Income Fund (the “Fund”), effective as of the close of business June 20, 2025, and (ii) a new investment advisory agreement among AmBeacon, DoubleLine Capital LP (“DoubleLine Capital” or the “Sub-Advisor”) and the Trust, on behalf of the Fund, effective as of the close of business June 20, 2025. In connection with these approvals, the Board also approved changing the Fund’s name from the American Beacon FEAC Floating Rate Income Fund to the American Beacon DoubleLine Floating Rate Income Fund. Accordingly, effective as of the close of business June 20, 2025, the following changes are made to the Fund’s SAI:

I.	The name of the Fund is changed to American Beacon DoubleLine Floating Rate Income Fund, and all references to American Beacon FEAC Floating Rate Income Fund are deleted and replaced with American Beacon DoubleLine Floating Rate Income Fund.

II.	All references and information relating to First Eagle Alternative Credit, LLC or FEAC are deleted, except in the footnotes to the tables on page 33 in the “Management, Administrative, Securities Lending, and Distribution Services” section, and as otherwise set forth in this supplement.
III.	On page 1, in the “Organization and History of the Fund” section, the last paragraph is deleted and replaced with the following:

Effective as of the close of business June 20, 2025, DoubleLine Capital LP (“DoubleLine Capital”) began serving as Sub-Advisor of the Fund, replacing First Eagle Alternative Credit, LLC (“FEAC”). Prior to the close of business on June 20, 2025, the Fund was known as the American Beacon FEAC Floating Rate Income Fund. FEAC began serving as Sub-Advisor of the Fund on December 31, 2022, replacing Sound Point. Prior to December 31, 2022, the Fund was known as the American Beacon Sound Point Floating Rate Income Fund.

IV.	On page 2, in the “Additional Information About Investment Strategies and Risks” section, the “Collateralized Loan Obligations (“CLOs”)” disclosure is deleted in its entirety.

V.	On page 3, in the “Additional Information About Investment Strategies and Risks” section, the “Convertible Securities” disclosure is deleted in its entirety.

VI.	On pages 6-7, in the “Additional Information About Investment Strategies and Risks” section, the “ESG Considerations” disclosure is deleted in its entirety.

VII.	On pages 1-17, in the “Additional Information About Investment Strategies and Risks” section, the following disclosures are hereby added, in alphabetical order as appropriate:

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include automobile, credit-card and other categories of receivables, equipment leases, home equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts-receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum

FFRI-20250620-SAI

denomination and a specific term. The securities are then privately placed or publicly offered. The Fund’s investments in asset-backed securities will be subject to its rating and quality requirements. Asset-backed securities may be backed by a single asset; however, asset-backed securities that represent an interest in a pool of assets provide greater credit diversification. The value of an asset-backed security can be affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. In addition, payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, or limited guarantee by another entity, or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. Asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Certain collateral may be difficult to locate in the event of a default, and recoveries of depreciated or damaged collateral may not fully recover payments due on such collateral. In addition, certain types of collateral, such as credit receivables, are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, if the Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

•	Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

FFRI-20250620-SAI

Collateralized Bond Obligations, Collateralized Debt Obligations, and Collateralized Loan Obligations — The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. CBOs, CLOs and other CDOs ordinarily are issued by a trust or other special purpose entity (“SPE”), which is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPE which, due to the diversification of the underlying risk, are intended to represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE typically takes place at maturity out of the cash flow generated by the collected claims. A CBO is often backed by a diversified pool of high risk, below-investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, trust preferred securities and emerging markets debt. CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.A CLO is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs, CDOs and CLOs are subject to the risks described elsewhere in this SAI in Senior Loans, Loan Interests, Participations and Assignments, and Illiquid and Restricted Securities. CBOs, CLOs and other CDOs may charge management fees and administrative expenses. For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are typically categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches. If there are defaults or the CBO’s, CLO’s or other CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. The Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO mezzanine, junior or even more senior tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which the Fund invests. The Fund may have the right to receive payments only from the CBO, CLO or other CDO, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The underlying loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify as Rule 144A transactions. Please refer to “Illiquid and Restricted Securities” below for further discussion of regulatory considerations and constraints related to such securities. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Fund’s Prospectus;(e.g., prepayment and extension risk, credit risk, liquidity risk, market risk, and interest rate risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii)the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs, or tranches thereof, that are subordinate to other tranches thereof; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved could be significantly different from the return predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical

FFRI-20250620-SAI

defaults such as coverage test failures; and (viii) the CBO, CLO or CDO manager may perform poorly. If the issuer of a CBO, CLO or other CDO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CBO, CLO or other CDO owned by the Fund. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short term financing, which may adversely affect the value of the CLO owned by the Fund. In addition, interest rate risk may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including emerging market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.

Debtor-In-Possession Loan Risks — Obligations issued in connection with restructuring proceedings under the U.S. Bankruptcy Code or similar proceedings in other jurisdictions (“DIP financings”) are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and any DIP financing must be approved by the bankruptcy court. These financings are typically senior obligations of a borrower issued in connection with a restructuring that are designed to allow the entity to continue its business operations while reorganizing under Chapter 11. In DIP financings, the borrower potentially assumes large amounts of debt in order to have the financial resources to attempt to achieve its restructuring objectives. DIP financings are often fully secured by a lien on the debtor’s otherwise unencumbered assets but may also have senior or equal priority to other senior lenders or be secured by a junior lien on the debtor’s encumbered assets (so long as requirements as to collateralization of the loan and other legal requirements are satisfied). DIP financings are often required to close in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Additionally, a DIP financing may be “rolled” into exit financing, which enables the issuer to emerge from bankruptcy. In any DIP financing, there is a risk that the borrower will not emerge successfully from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing and any remaining unencumbered assets.

Defaulted Securities — The Fund may invest in securities in default. Defaulted securities risk refers to the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in foreign markets, and especially emerging market countries, are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

[Derivatives]

▪	Forward Contracts. The Fund may enter into forward contracts. Forward contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying asset against receipt of the specified price. Generally, forward contracts are traded through financial institutions acting as market-makers, on certain securities exchanges, or over-the-counter, and the protections afforded to investors may vary depending on the trading environment. This is distinguishable from futures contracts, which are traded on U.S. and foreign commodities exchanges. Forward contracts are often negotiated on an individual basis and are not standardized. The market for forward contracts is substantially unregulated, as there is no limit on daily price movements and speculative position limits are not applicable. The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying reference assets in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that

FFRI-20250620-SAI

at which they were prepared to sell. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying reference assets and their attendant risks. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

▪	Futures Contracts. The Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to

FFRI-20250620-SAI

be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the Sub-Advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund may invest in the following types of futures contracts:

o	Index Futures Contracts. An index futures contract, such as an equity index futures contract or a bond index futures contract, is based on the value of an underlying index. Futures contracts on indices expose the Fund to volatility in an underlying index.
o	Interest Rate Futures Contracts. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract
o	Treasury Futures Contracts. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.
▪	Options. The Fund may purchase and sell put options and call options, each a type of derivative instrument, on securities and foreign currencies. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. Where the underlying security is a convertible bond, the call option is considered to be uncovered until the option is exercised. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller(writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver or pay the value of the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency. When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. The Fund may terminate its obligation as the writer of a call or put option by purchasing a corresponding option with the same exercise price and expiration date as the option previously written. If a put option that the Fund has written expires unexercised,

FFRI-20250620-SAI

the Fund will realize a gain in the amount of the premium. When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market on an exchange will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. The Fund may use NDOs which are foreign exchange products designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible. The Fund may write (sell) and purchase covered or uncovered call and covered put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered or uncovered call and covered put options on foreign currencies for non-hedging purposes (e.g., when the Manager or Sub-Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered or uncovered call and covered put options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options

▪	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating-rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by the Sub-Advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If

FFRI-20250620-SAI

additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause the Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and the Fund may be unable to sell a swap agreement toa third party at a favorable price; see “Illiquid and Restricted Securities” for a description of liquidity risk

o	Credit Default Swaps. In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a “credit event,” such as a default or issuer insolvency, occurs with respect to one or more underlying or “reference” bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the paramount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Credit default swaps may be on a single security, a basket of securities or on a securities index. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers, and the seller could experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. As a seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Taking a short position in (i.e., acting as the buyer under) a credit default swap results in opposite exposures for the Fund. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness
o	Interest Rate and Inflation Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or “notional” amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating-rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. The Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.
o	Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap, which may exceed the Fund’s net assets. If the Fund is the total return receiver in a total return swap, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset or index. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset or index but it is obligated to pay the amount of any appreciation on that asset or index. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

FFRI-20250620-SAI

Distressed Investment Risk — The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund may also invest in debt securities of issuers that are in default or in bankruptcy. Investments in financially stressed or distressed issuers are speculative and involve substantial risks. These investments may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to stressed or distressed debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings during which the issuer might not make any interest or other payments. A bankruptcy, restructuring or other workout situation may also result in the Fund providing or supporting new financing or capital to the existing or restructured company, including in the form of debtor-in-possession loans or exit financing. Participation by the Fund in such processes may involve the Fund bearing fees and expenses and expose the Fund to potential liabilities under the federal bankruptcy laws or other applicable laws. In any reorganization or liquidation proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. Judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong, and there is no assurance that the evaluation of the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company will be correct.

Event-Driven Investing — The Fund may seek to profit from the occurrence of specific corporate events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations. Event-driven investing requires the Sub-Advisor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event is delayed, fails to occur or does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Sub-Advisor had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. Event-driven strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.

Foreign Securities — The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the

FFRI-20250620-SAI

possibility of exchange controls or limitations on the removal of funds or assets; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); and possibly more limited legal remedies and access to the courts available to enforce the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Sub-Advisor, on behalf of the Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Investing in foreign currency denominated securities involves not only the special risks associated with investing in non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, although the Sub-Advisor endeavors to achieve the most favorable net results on portfolio transactions. The Fund may also

FFRI-20250620-SAI

invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.” Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security. The Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted. The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement the Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objective. The Fund’s market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities

▪	Emerging Market Securities. The Fund may invest in emerging market securities. The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below. Economies: The economies of emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency, balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Emerging market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative. Governments: Emerging markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of the Fund’s investments. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets. Emerging market countries may have national policies that limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income,

FFRI-20250620-SAI

capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. In addition, if the Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors. An issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. Capital Markets: The capital markets in emerging market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities. There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in emerging market countries. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. There can be no certainty that the Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks. Legal Systems: Investments in emerging market countries may be affected by the lack, or relatively early development, of legal structures governing private and foreign investments and private property. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Many

FFRI-20250620-SAI

emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets. The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion. Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities

Inflation Index-Linked Securities — Inflation index-linked securities, also known as “inflation-protected securities,” are fixed-income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index-based accruals as part of its coupon.

The  U.S. Treasury is obligated to repay at least the greater of the original principal value or accrued principal value at maturity for inflation index-linked securities issued directly by the U.S. Government, which are referred to as “U.S. Treasury Inflation Protected Securities,” or “TIPS,” and are backed by the full faith and credit of the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.   If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Inflation index-linked securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation index-linked securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation index-linked securities in the same manner as conventional bonds. Any increase in the principal amount of an inflation index-linked debt security will be considered ordinary income, even though the Fund will not receive the principal until maturity. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

FFRI-20250620-SAI

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation index-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate. In addition, inflation index-linked securities are subject to risks related to the discontinuation, substitution or fundamental alteration of CPI-U or other relevant pricing indices. Such alteration, which could be effected by legislation or Executive Order, could be materially adverse to the interests of an investor in the securities or substituted with an alternative index. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if the Fund purchases inflation index-linked securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.

Any increase in principal value of inflation index-linked securities caused by an increase in the index may be treated as original issue discount and taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a  RIC and to eliminate any fund-level income tax liability under the Internal Revenue Code.

Mortgage-Backed Securities — Mortgage-backed securities may be more volatile or less liquid than more traditional debt securities. Mortgage-backed securities include both collateralized mortgage obligations and mortgage pass-through certificates.

▪	Adjustable Rate Mortgages (“ARMs”). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value. Most ARMs generally have annual reset limits or “caps,” for example of 100 to 200 basis points. Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, the coupon rates may readjust downward, and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.
▪	Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages or mortgage-related assets. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are typically retired sequentially over time in order of priority. Interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but they are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA; FHLMC and FNMA (each a government-sponsored enterprise and may be owned entirely by private shareholders); and their income streams. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or government-sponsored enterprises, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, any government-sponsored enterprise, or any other person or entity. Prepayments could cause early retirement of CMOs. Payment of interest or principal on certain tranches of CMOs may be subject to contingencies, and certain tranches may bear some or all of the risk of default on the underlying mortgages. CMO tranches are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the CMO tranches with the earliest maturities generally will be retired prior to their stated maturity date. Thus, the early retirement of particular tranches of a CMO would have a similar effect as the prepayment of mortgages underlying other MBS.

FFRI-20250620-SAI

Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Fund’s investments in CMOs. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. Under certain CMO structures, certain tranches have priority over others with respect to the receipt of repayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

▪	Commercial Mortgage-Backed Securities (“CMBSs”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of borrowers to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities
▪	Residential Mortgage-Backed Securities (“RMBSs”). RMBSs include securities that reflect an interest in, and are secured by, interest paid on loans for residential real property, such as mortgages, home-equity loans and subprime mortgages. Some RMBSs, called agency RMBSs, are guaranteed or supported by U.S. government agencies or by government sponsored enterprises, such as the Federal National Mortgage Association(“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency RMBS, generally created by banks and other financial institutions, are not guaranteed or supported by these government agencies or government sponsored enterprises. Residential loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risk, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities. Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Responsible Investing Considerations – DoubleLine Capital has adopted a Responsible Investment Policy (the “Responsible Investment Policy”) to help ensure that risks and opportunities associated with environmental, social and governance (“ESG”) matters are appropriately considered within DoubleLine Capital’s investment management process. DoubleLine Capital adopts ESG integration for the purpose of (1) gaining a more holistic view of relevant investment risks; (2) understanding the potential drivers of performance; and (3) making better-informed decisions. Under the Responsible Investment Policy, DoubleLine Capital will, subject to the limitations described below, integrate the consideration of one or more ESG factors alongside other non-ESG factors (e.g., financial attributes), when making investment decisions. The Fund does not seek to implement a specific ESG, impact or sustainability strategy.

FFRI-20250620-SAI

When performing an ESG assessment, DoubleLine Capital conducts a qualitative and/or quantitative assessment of relevant ESG factors that DoubleLine Capital believes may impact an investment’s risk-return profile. While ESG factors can vary for each investment, they are generally related to the issuer’s position on ESG issues. As part of this assessment, DoubleLine Capital has established a proprietary research framework to score certain issuers with respect to ESG attributes that may have a potential financial impact on the relevant investment (“Material ESG Factors”). Each scored issuer is assigned an environmental score, a social score, and a governance score, with the scoring based on whether the issuer is determined to be subject to material environmental, social, or governance risks that may negatively impact credit quality and/or valuations and/or whether the issuer is believed to not be sufficiently mitigating such risks. Each issuer’s environmental, social and governance scores are aggregated into a composite score, reflecting DoubleLine Capital’s overall ESG view of such issuer. Subject to its Responsible Investment Policy and the exceptions noted below, DoubleLine Capital seeks to assess the Material ESG Factors involving each investment made on an initial basis and, thereafter, as new material information regarding Material ESG Factors becomes known to DoubleLine Capital. Such assessments may prioritize those positions that are significant and where such assessments may have a material economic impact on client accounts.

DoubleLine Capital has determined that ESG factors would be expected to have no, a limited or an immaterial impact on the economics or valuation of certain asset class and investment types and that modifying the Fund’s portfolio based on ESG factors may be inconsistent with the Fund’s investment objective. In such cases, DoubleLine Capital generally will not perform an ESG assessment or otherwise take any action based on any ESG factors.

DoubleLine Capital generally will assess but not score issuers within certain sectors, such as sovereign debt, U.S. Treasury and emerging market securities. Additionally, DoubleLine Capital generally will not assess an issuer for ESG factors altogether if sufficient relevant or reliable information is not readily available. Further, investments in cash, cash equivalents and other similar investments; investments made for short-term purposes; commodities; equities; municipal securities; derivative instruments (irrespective of the reference asset or counter party); and indices (or their components), as well as investments made to obtain broad-based investment exposure or that are required by or integral to the Fund’s investment strategies, are generally not assessed for ESG purposes.

Implementation of DoubleLine Capital’s Responsible Investment Policy will vary depending on asset type, and the specific method of implementation is determined by the applicable portfolio management team. There can be no guarantee that a company that a portfolio manager believes to meet one or more ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or will actually promote positive social and economic developments. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by the entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. “Structured Products and Structured Notes Risk” refers to the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations.

Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to

FFRI-20250620-SAI

the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other portions of this SAI provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating-rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor, when the return of the structured note is based on the movement of one or more factors, may cause significant price fluctuations. Additionally, changes in the value of the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

VIII.	On page 31, in the “Investment Advisory Agreement” section, the second paragraph, table and third paragraph are deleted and replaced with the following:

DoubleLine Capital LP (“DoubleLine Capital”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/ Entity Business
Jeffrey Edward Gundlach	Greater than 25% Owner of DoubleLine Management LP	Financial Services
DoubleLine Capital GP LLC	General Partner of DoubleLine Management LP	Financial Services
DoubleLine Management LP	Limited Partner	Financial Services

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the Sub-Advisor pursuant to which the Fund has agreed to pay the Sub-Advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Fund’s average daily net assets.

IX.	On page 32, in the “Management, Administrative, Securities Lending, and Distribution Services” section, the third paragraph and table are deleted and replaced with the following:

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $170 million	0.250%
$170 million to $2 billion	0.300%
$2 billion to $5 billion	0.250%
$5 billion to $10 billion	0.225%
$10 billion to $20 billion	0.200%
over $20 billion	0.175%

X.	On page 33, in the “Management, Administrative, Securities Lending, and Distribution Services” section, the eighth paragraph is deleted and replaced with the following:

The following tables show the total management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the prior sub-advisor(s) based on the Fund’s average daily net assets

FFRI-20250620-SAI

for the Fund’s three most recent fiscal years ended August 31. The following tables also show the management fees waived or recouped by the Manager and the sub-advisory fees waived by the Sub-Advisor, if applicable. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets, based on the Fund’s prior management fee. In the tables below, the fees paid to the Sub-Advisor are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Because DoubleLine Capital did not manage any Fund assets prior to the close of business on June 20, 2025, no sub-advisory fees had been paid to DoubleLine Capital as of August 31, 2024.

XI.	On page 35, in the “Portfolio Managers” section, the first paragraph and the table are deleted and replaced with the following:

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the Sub-Advisor and is set forth below. The number of accounts and assets is shown as of March 31, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
DoubleLine Capital LP
Robert Cohen	5 ($8.3 bil)	10 ($2.0 bil)	2 ($604 mil)	None	10 ($2.0 bil)	None
Philip Kenney	1 ($153 mil)	None	None	None	None	None

XII.	On page 35, the “Portfolio Managers - Conflicts of Interest” section is deleted in its entirety and replaced with the following:

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Sub-Advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the Sub-Advisor as of March 31, 2025.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine Capital’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine Capital’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine Capital’s investment outlook, cash availability and a series of other factors. DoubleLine Capital has also adopted additional internal practices to

FFRI-20250620-SAI

complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Broad and Wide-Ranging Activities. The Portfolio Managers, DoubleLine Capital and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Portfolio Managers, DoubleLine Capital and its affiliates may engage in activities where the interests of certain divisions of DoubleLine Capital and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine Capital and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine Capital and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein.

DoubleLine Capital and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A Portfolio Manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the Portfolio Manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine Capital has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

XIII.	On pages 35-36, the “Portfolio Managers – Compensation” section is deleted in its entirety and replaced with the following:

The following is a description provided by the Sub-Advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of March 31, 2025.

The overall objective of the compensation program for DoubleLine Capital is intended to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward each employee for his or her contributions to the success of DoubleLine Capital’s clients and DoubleLine Capital. Employees are generally compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine Capital.

Salary. Salary is agreed to with employees at time of employment and is reviewed from time to time. It does not change significantly year over year and often does not constitute a significant part of an employee’s compensation.

Discretionary Bonus/Guaranteed Minimums. Employees receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some employees may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some employees participate in equity incentives based on overall firm performance of one or more of the DoubleLine group of companies, or through direct ownership interests in one or more of the DoubleLine group of companies or participation in stock option or stock appreciation plans of DoubleLine Capital. These ownership interests or participation interests provide eligible employees the opportunity to participate in the financial performance of DoubleLine Capital. Participation is generally determined in the discretion of management of DoubleLine Capital, taking into account factors relevant to the employee’s contribution to the success of DoubleLine Capital.

Other Plans and Compensation Vehicles. Employees may elect to participate in the company’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine Capital may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to employees.

Summary. As described above, an employee’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contributions made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies;

FFRI-20250620-SAI

participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine Capital’s leadership criteria.

XIV.	On page 36, the “Portfolio Managers - Ownership of the Fund” section is deleted in its entirety and replaced with the following:

A Portfolio Manager’s beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The table below sets forth each Portfolio Manager’s beneficial ownership of the Fund as of March 31, 2025, as provided by the Sub-Advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon DoubleLine Floating Rate Income Fund
DoubleLine Capital LP
Robert Cohen	None
Philip Kenney	None

XV.	On page B-1, the “Appendix B: Proxy Voting Policy for the Sub-Advisor” section is deleted in its entirety and replaced with the following:

The determination of how to vote proxies relating to the Fund’s portfolio securities is made by DoubleLine Capital pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and their shareholders. To assist DoubleLine Capital in carrying out its proxy voting obligations, on behalf of DoubleLine Capital, DoubleLine Group has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group, Glass Lewis obtains proxy ballots with respect to securities held by the Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in this Appendix B (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine Capital as to how to vote on such proposal, which DoubleLine Capital may accept or reject in accordance with the Proxy Policy. DoubleLine Capital’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. DoubleLine Capital, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of the Fund, DoubleLine Capital will monitor for material conflicts of interest arising between DoubleLine Capital and the Fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine Capital will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, DoubleLine Capital will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting with respect to the proposal if consistent with DoubleLine Capital’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine Capital may also consider the factors and guidelines included in its Proxy Policy.

FFRI-20250620-SAI

In certain limited circumstances, particularly in the area of structured finance, DoubleLine Capital may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine Capital determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine Capital reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the Fund.

Proxy Voting Guidelines
Effective July 1, 2023

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.	Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For
Uncontested Elections
Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.		For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For
Changes in Board Structure
Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.		For
Stock Ownership Requiring directors to own company shares.	X	Against
Contested Elections
The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.	X	Case-by-Case

B.	Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual

FFRI-20250620-SAI

votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For
Executive Compensation Advisory
Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.	X	Case-by-Case
Golden Parachute Advisory
Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.	X	Case-by-Case

C.	Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For
Non-Audit/Consulting Services
Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.	X	Case-by-Case
Indemnification of Auditors
Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.	X	Case-by-Case
Rotation of Auditors
Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.	X	Case-by-Case

D.	Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

FFRI-20250620-SAI

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against
Investment Restrictions
Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.		Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

E.	Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For
Fair Price Provision
Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.	X	For
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For
Greenmail
Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against
Bundled Proposals
Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.		Case-by-Case

FFRI-20250620-SAI

Preemptive Rights
Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.		Case-by-Case
Shareholder Rights Plans (Poison Pills)
Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.	X	Case-by-Case

F.	Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For
Merger, Corporate Restructuring and Spin Offs
Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.		Case-by-Case
Debt Restructuring
The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.		Case-by-Case
Liquidations and Asset Sales
As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.		Case-by-Case

G.	Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For

FFRI-20250620-SAI

Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.	For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.	Against
Recapitalization Plans
The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.	Case-by-Case

H.	Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For
Employee Stock Option Plan (ESOP)
Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.		For
Recoupment Provisions (Clawbacks)
Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.	X	For
Limits on Executive or Director Compensation
Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.	X	Against
Equity-Based and Other Incentive Plans
Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.		Case-by-Case
Severance Agreements for Executives (Golden Parachutes)
Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.		Case-by-Case

FFRI-20250620-SAI

I.	Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Quorum Requirements
Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.		For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For
Proxy Access
Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.	X	For
Independent Directors
Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For
Indemnification of Directors and Officers
Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.		For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J.	Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to

FFRI-20250620-SAI

address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For
Environmental and Climate Policies
Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.		Case-by-Case

K.	Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For
Human Rights and Labor Policies
Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.		Case-by-Case

L.	Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

FFRI-20250620-SAI

M.	Other Social Issues
Proposal	Shareholder Proposal	Anticipated Vote
Political Contribution and Activities
Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.		Case-by-Case
Charitable Contributions
Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.		Case-by-Case

********************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FFRI-20250620-SAI